Luna Investor Day May 24, 2023

Safe Harbor Luna Innovations Incorporated © 2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding its technological and product capabilities, market growth and its market position, revenue growth, customer activity, engagement and prospects, customer problems, industry trends, recurring sales, margin, general product performance, the company's future financial performance, including guidance, and market recognition of key technologies and demand for its products, the company’s overall growth potential, workforce, investment in innovation, capitalization and access to, and deployment of, capital, sales models and tools, operational planning and execution, quality processes, research and development, strategic position and corporate and leadership governance, focus, discipline, values, strength, philosophy and culture. Management cautions the reader that these forward- looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, customer relationships, failure of demand for the company’s products and services to meet expectations, industry trends, failure to penetrate target markets or of those markets to grow and expand, technological, operational and strategic challenges, integration of acquisitions, challenges with workforce and innovation, global supply chain issues, geopolitical and economic factors and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, May 9, 2023, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation.

Agenda Luna Innovations Incorporated © 3 Welcome Allison Woody, Senior Director of Administration Company overview and strategy Scott Graeff, President & Chief Executive Officer Luna opportunity and approach to growth Brian Soller, Chief Technology Officer and Executive Vice President of Corporate Development Human capital strategy Eva Hartmann, Senior Vice President of Human Resources Operations overview Jackie Kline, Senior Vice President of Operations Sales and marketing plan Salvan Farooqui, Senior Vice President of Global Sales Luna financial overview Gene Nestro, Chief Financial Officer and Senior Vice President of Finance Q&A All Lunch

President & Chief Executive Officer Scott GraeffWhy Luna, why now? Luna Innovations Incorporated © 4

Key takeaways from today’s presentation “One Luna” philosophy will drive profitable growth Aligned with macro trends in industries with vast market potential Continue to invest in scalable platforms, processes and people Completed goals set out in last 5-year plan to create a pure-play fiber optics company Provide mission-critical information to our customers to maximize their processes and protect their assets Luna Innovations Incorporated © 5

FY 2022 statistics Luna Innovations Incorporated © 6 $112M Revenue1 W H O W E A R E Comms Test Sensing $12M AEBITDA 43% 5-year CAGR 1000s Customers ~350 Employees 12 Global locations 700+ Patents 5,000+ Global installations Dozens Long-term contracts 1 Constant currency

Since 2017, Luna has transformed and is now well-positioned for growth Luna Innovations Incorporated © 7 W H O W E A R E Where we’re going • Drive shareholder value through growth and disciplined capital allocation • Solution selling • Recurring revenue • Growth continues to be supported by macro trends • Invest in product innovation Where we were • IPO in 2006 • Portfolio of unrelated assets - fiber optic and other • Small geographic footprint • No international footprint • Graeff CEO in 2017 Where we are • Executed strategies • M&A and divestitures • Integrated acquisitions and delivered cost synergies • Big company governance • Long-term contracts • Aligned with macro trends • Portfolio focused on fiber optics

Luna Innovations Incorporated © 8 We are connected by our shared vision, mission, and values Values Ownership Integrity Creativity Enthusiasm Results-oriented Vision Enabling the future with fiber Mission To enhance the safety, security and connectivity of people by leveraging our expertise in fiber optic-based technology and the information it provides W H O W E A R E

“One Luna” is our operating philosophy and culture Which drives: • Strategy – focus, invest where we’re strong, divest non-core assets • Operating leverage – global footprint, driven by competency-based leadership • Scalability • Performance culture • Customer approach • Integration methodology Luna Innovations Incorporated © 9 W H O W E A R E

Problems we solve for our customers • Global aging and safety of critical infrastructure (dams, bridges, buildings, pipelines) • Keeping perimeters secure • Protecting assets from fire • Need for new materials to be lighter and safe • Production of green energy • Ensuring performance and operability of fiber components and short networks • Reducing long design cycles for R&D • Conventional technology doesn’t always work for testing in R&D Luna Innovations Incorporated © 10 W H A T W E D O

Luna leverages its expertise in fiber optic-based technology to enhance safety, security and connectivity of people



SENSING

Luna sensing products **measure** physical parameters of materials and **monitor** health, usage, and security of assets



Project
Instrument



COMMS TEST

Luna comms test products **measure** and **control** light, enabling and analyzing next-generation optical communications, systems and instruments



Modules
Instrumentation

WHAT WE DO

Luna Innovations Incorporated © 11

Why Luna? Why now? Luna Innovations Incorporated © 12

Why Luna? Our investment thesis Luna Innovations Incorporated © 13 Enabling the future with fiber Proprietary measurement technology, offering unparalleled combination of resolution, accuracy and speed Customers in large, growing markets: Infrastructure, Energy, Defense, Communications, Automotive & Aerospace Aligned with macro trends in Energy, Infrastructure, Defense, Communications and more Robust IP portfolio with over 700 patents owned or in-licensed Attractive capital deployment, funded all investments internally; disciplined M&A Leverage: Scalable platforms, processes and people in place

Why now? • Achieved 5-year strategic plan creating pure play in fiber – Divestitures and acquisitions – Scalable platforms, processes and people – Significant international expansion • Market is ready – Shifting away from conventional and toward Luna’s fiber-based solutions – Aligned to current macro trends driving opportunities • One Luna creates leverage and shareholder value • Predictable revenue streams – Blanket orders – Recurring revenue Luna Innovations Incorporated © 14

Luna Innovations Incorporated © Our growth plan enables us to exceed market growth rates 15 $125M - $130M 2023 est revenue $3.5B SAM 10%-12% growth rate $175B TAM 6%-8% growth rate Total Addressable Market (TAM) Size of test, measurement and sensors market Serviceable Addressable Market (SAM) Size of opportunity served by our current solutions, which we are actively expanding 15

Luna has a well-planned roadmap to achieve 15% - 20% growth

Move into larger, higher-value opportunities in manufacturing, maintenance & monitoring

R&D product development

STRENGTHEN CORE

- Prototype design validation
- Silicon Photonics R&D
- Composite design for aero/auto
- Avionics systems design
- Infrastructure modeling
- Temperature studies

Production/manufacturing

INVEST TO GROW

- Process enhancement and control with THz
- Move from R&D to manufacturing
- ISO certification
- Expansion into silicon photonics initiative

Monitoring & maintenance

EXPAND TO WIN

- Field maintenance and data center test
- Enhanced infrastructure monitoring
- Borders, security, traffic
- Energy sector, power cables
- Software as a product

LEVERAGE CORE CAPABILITIES IN LARGER MARKET OPPORTUNITIES

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Luna Innovations Incorporated © 17 Grow organic revenues 15%-20% growth; to $250M+ Execute disciplined M&A Enhance margin and profitability by applying operational best practices Drive One Luna throughout global organization • Achieve operational excellence through global, integrated ops • Culture – shared purpose, vision, mission, values • Integrate solution sales approach; align resources with industry verticals • Leverage extensive installed base to grow recurring & OEM revenues >25% • Drive innovation/product development to achieve 25% of revenues from new products • ~60% gross margin • 20% AEBITDA Our company goals for next 3 - 5 years will drive growth and shareholder value

Our purpose Utilize our unique position to enable the future with fiber 18Luna Innovations Incorporated ©

A team is in place that can execute aggressive growth plans Brian Soller Chief Technology Officer & EVP, Corporate Development Gene Nestro Chief Financial Officer Jackie Kline SVP, Operations Eva Hartmann SVP, Human Resources Salvan Farooqui SVP, Global Sales & Marketing Scott Graeff President & Chief Executive Officer Luna Innovations Incorporated © 19

Hire the best and brightest, get out of their way, and let them do what they do. • . Scott Graeff Luna Innovations Incorporated © 20

Chief Technology Officer and EVP, Corporate Development Brian Soller, PhDWhy Luna, why now? Luna Innovations Incorporated © 21

Expand Deliver additional value across the customer’s asset lifecycle by Expanding our scope and activities Diversify Leverage our technology and solutions into adjacent markets to Displace conventional thinking Innovate Develop Disruptive technologies by applying our broad domain knowledge and heritage One Luna approach to growth and innovation Luna Innovations Incorporated © 22

Luna leverages its expertise in fiber optic-based technology to enhance safety, security and connectivity of people Luna Innovations Incorporated © 23 COMMS TEST Luna comms test products measure and control light, enabling and analyzing next-generation optical communications, systems and instruments Luna sensing products measure physical parameters of materials and monitor health, usage, and security of assets SENSING InstrumentationInstrument Project Modules

Fiber optic sensing Photonics test & control Enabling photonics components SENSING COMMS TEST • Energy • Oil & gas • Infrastructure • Aerospace • Automotive EV • Industrial adhesives •Military / defense • Communications • Defense • Silicon photonics • Quantum computing •Medical • Defense • LiDAR • Space Terahertz sensing We will drive growth through two market verticals Luna Innovations Incorporated © 24 A B C D

Luna is vertically integrated in many key components used to build instruments Optical Backscatter Reflectometers (OBRs) Component Analyzer 6415 OVA 5100 Polarization Measurement and Control Test and Measurement InstrumentsFiber Optic Sensing - Interrogators ODiSI HYPERION DTS DAS $ Lasers | Filters | Polarization | Delay lines | Detectors | Fiber coils Photonics OEM: Lasers, Modules, and Components Luna Innovations Incorporated © 25 THz

Sensing 26Luna Innovations Incorporated ©

An analogy to explain sensing 27 Sensor cabling (multiple copper wires per sensor) Optical fiber Traditional data acquisition and measurement systems Distributed fiber optic sensing Fiber optic sensors Multiple sensing points (up to thousands) on single optical fiber • Fiber optic sensors are “nerves” of smart materials • Luna’s products are “brain” that collects and aggregates data “nerves” Optical interrogator Data acquisition system Electrical sensors Foil strain gages Load cells Thermocouples Accelerometers RTDs Etc... SENSING Luna Innovations Incorporated ©

A closer look at SENSING solutions Luna Innovations Incorporated © 28 MEASURE MONITOR Physical property of material or structure 24 x 7 asset monitoring Instruments and sensors to make measurements of physical properties of materials that are unmeasurable using conventional technology Complete solutions to monitor health, usage, and security of critical assets • Application: Research & development of new materials, quality control & verification of systems and structures • Who: Researchers, designers, quality control, engineers • Application: Permanently installed instrumentation, sensors and software • Who: Asset owners, operators, state and federal agencies, power utility companies SENSING

Luna sensing capabilities provide a spectrum of measurements needed by our customers Luna Innovations Incorporated © 29 Sensing range Se ns in g de ns it y / re so lu ti on Distributed – temperature, strain, acoustics Multi-parameter sensing High-definition distributed temp & strain Luna fiber optic sensing technology landscape SENSING

Sensing targeted industries / mega drivers Luna Innovations Incorporated © Drivers: • Growth of conventional and green energy demand – 47% growth in energy demand over next 20 years – Offshore wind growing at 16% CAGR • Light-weighting and green initiatives – Expansion of the use of composites in aerospace and automotive, and new materials in construction • Global increase in demand for security solutions – International borders, high-value asset security • Growing need for more advanced infrastructure monitoring • Industry 4.0 need for advanced manufacturing solutions Infrastructure Energy Industrial • Critical infrastructure • Telecom & smart city • Perimeter security • Fire detection • Oil & gas • Wind • Power & utility • Clean energy • Process control • Composites manufacturing • EV & battery technology • Production/manufacturing 30 SENSING

Opportunity: Market outlook and key growth segments (2022 estimated market size and forecasted CAGR) Infrastructure ~ $1.1B SAM Pipelines $14B / 7.8% Source: Report Ocean Research Security / Fire Detection $80B / 6.7% Source: Grandview Research Critical Infrastructure / SHM $2B / 14.7% Source: Straits Research Transportation / Smart City $150M / 47% Source: OptaSense Energy ~ $900M SAM Oil and Gas $580B / 9.3% Source: Grandview Research Power and Utility $250M / 12.5% Source: OptaSense Carbon Sequestration $4.9BM / 22% Source: Precedence Research Offshore Wind $47.5B / 16% Source: Global Market Insights Industrial ~ $500M SAM EV / Batteries $115B / 12% Source: Precedence Research Composites $180B / 5.5% Source: Precedence Research Process Control $650M / 15% Source: Straits Research Production / Manufacturing $5B / 9% Source: Industrial Machinery Global Market Report Luna Innovations Incorporated © 31 SENSING

Sensing three to five–year growth strategy Strategy focused on: – Product roadmap and enhancements needed to hit growth milestones – Developing additional partnerships – Increasing recurring revenue Expand, Diversify, and Innovate SENSING Fiber optic sensing global market is $2.5B+ with CAGR greater than 12% Luna Innovations Incorporated © 32

Comms Test 33Luna Innovations Incorporated ©

TEST AND MEASURE PHOTONIC SYSTEMS Instrumentation and solutions to characterize and test photonic components & fiber networks Technology building blocks integrated into photonic laser-based systems • Applications: Research and development of new designs, manufacturing test of optical components, field test of fiber networks • Who: Optical component and silicon photonics manufacturers, network element manufacturers, military defense contractors, data center operators • Applications: Quantum computing, medical imaging and robotics, directed energy weapons, high-power laser systems, LiDAR systems, navigation and positioning fiber optic gyros, space and satellite communications • Who: Military defense contractors, quantum computer developers, medical instrument manufacturers, LiDAR OEM developers Comms test is a mix of instrument and OEM laser/ component sales Luna Innovations Incorporated © 34 COMMS TEST

What is Comms Test? Luna Innovations Incorporated © 35 Optical communications has evolved, signals go farther than copper 1980 1990 2000 2010 2020 1 cm 10 cm 1 m 10 m 100 m 1 km 10 km 100 km Metro/lan Long haul Optical Waveguides Optical Fiber PLCs PICs SiPh • # of physical connections grows exponentially • Components must be designed and qualified to higher performance standards • Systems more sensitive to connectivity and cabling issues • Luna’s unique approach is an enabling measurement technology Short network & data centers Luna Aero/defense Card-to-card Chip-to-chip On chip COMMS TEST

Communications Defense Medical Quantum Tech • High-speed optical devices • Silicon photonics • Data center connectivity • Field test for aerospace networks • Directed energy • OCT imaging • Guided robotics • Precise control of light Comms test targeted industries / drivers Luna Innovations Incorporated © Mega drivers: • Silicon photonics expected to grow from 20% to 30% of optical transceiver market by 2027 • 5G deployments - subscribers expected to increase from 1B to 5B in 5 years • Artificial Intelligence & Machine Learning – Data center AI networking market expected to grow from $350M to $6.5B in 2027 • Growing demand in Defense, Space, Medical & LiDAR applications – Directed energy CAGR of 19% 2022-2028, medical robotics growing 21.3% CAGR through 2030, LiDAR growing 21% through 2027 36 COMMS TEST

Opportunity: Market outlook & key growth segments (2022 estimated market size and forecasted CAGR) Optical Device Test ~ $500M SAM Photonics Integrated Circuits/SiPhi $1.16B / 27.4% Source: Report Polaris Research Fiber Optic Components $26.68B / 8.9% Source: MarketsandMarkets Research Specialty Fiber $1.6B / 11.9% Source: 360 Market Research Field Fiber Network Test ~ $100M SAM Mil/Aero $62.5M / 5.7% Source: Data Bridge Research Telecom/Datacenter $187.5 / 5.7% Source: Data Bridge Research Photonic Systems (OEMs) ~ $500M SAM Medical Optical Imaging Equipment $2.18B / 14.8% Source: Emergen Research High Energy Lasers $11.55B / 11.8% Source: Maximize Market Research Fiber Optic Sensors $3.95B / 10.9% Source: BCC Research LiDAR $3.12B / 25% Source: GMI Research Quantum Tech $4.7B / 21.47% Source: GlobalnewsWire Research Luna Innovations Incorporated © 37 COMMS TEST

Comms test three to five–year growth strategy Luna Innovations Incorporated © 38 COMMS TEST Expand, Diversify, and Innovate Strategy focused on: – Establishing Luna as standard for test – Expanding out of R&D into production – Growing key OEM accounts Fiber optic comms test global market is $1B+ with CAGR greater than 8%

Summary: Luna is ready to make the most of opportunities • Large markets with growing secular demand • Highly differentiated, market-leading technology • Growing base of large, flagship customers • Multiple “shots on goal” proving opportunity for enhanced growth • Investing to support innovation and growth Luna Innovations Incorporated © 39

Technology is the fuel that propels us forward, but it is our relentless pursuit of innovation that sets us apart. 40 • . Brian Soller Luna Innovations Incorporated ©

Luna Innovations Incorporated © 41 Enabling the future with fiber

Senior Vice President – Human Resources Eva HartmannWhy Luna, why now? Luna Innovations Incorporated © 42

What we look like today – Luna is a global company • Moving to next phase of growth and scale • Future-minded • One Luna operating philosophy and culture • Solid HR infrastructure • Top talent to build and sustain innovation and top-line growth • ~350 employees Farnborough, UK Winfrith, UK Portishead, UK Cologne, Germany Corporate HQ Commercial operations Chino, CA Blacksburg, VA Santa Clara, CA Houston, TX Atlanta, GA Roanoke, VA Luna Innovations Incorporated © 43

Luna Innovations Incorporated © 44 Human Capital goal Deliver a competitive advantage that drives and sustains Luna’s profitable growth over next 3 – 5 years.

Human capital strategy moving forward Drive employee engagement and One Luna operating philosophy1 Lead succession planning and leadership development processes2 Acquire right talent to grow3 Manage HR integration of acquisitions4 Pursue HR operational excellence5 Luna Innovations Incorporated © 45

Champion culture so employees feel included and engaged, and share common employee experience • Celebrate our Employer Value Proposition (EVP) • Recognize employee innovation, excellence and achievement • Champion Luna values • Focus on employee wellness • Celebrating diversity • ESPP - employees as shareholders Luna Innovations Incorporated © 46 Drive employee engagement and One Luna operating philosophy1

Build bench strength and ensure future performance and sustainability Luna Innovations Incorporated © 47 Lead succession planning and leadership development2 • Drive succession planning processes – Manage Individual Development Plans (IDPs) for key successor candidates • Build One Luna alignment to drive growth – Launch Leadership Summit – Cascade vision, mission, values messages

Enable the business to grow and realize a competitive advantage through its people • Attract key talent to take Luna forward – Global recruiting – Build candidate pool – Leverage relationships with local universities • Champion ongoing engagement and retention efforts – Exit interviews for continuous improvement – Perform “stay interviews” Luna Innovations Incorporated © 48 Acquire the right talent to grow Luna3

Maximize potential of people and expertise gained through acquisition to realize accretive value of combined firm • HR and business integration as One Luna – Technology, process, people and operating philosophy & culture • Provide merger and acquisition support to maximize investment – Lead HR due diligence and integration processes Luna Innovations Incorporated © 49 Manage HR integration of acquisitions4

Ensure processes, programs and tools are implemented consistently, globally and efficiently Luna Innovations Incorporated © 50 • Drive HR operational excellence and process improvement – Leverage global HRIS functionality – Drive employee development – Launch performance management process • Manage compliance and risk – Incorporate compliance training to mitigate risk Pursue HR operational excellence5

Human Capital: What does success look like? High employee retention / low turnover Employer value proposition survey feedback Opportunities for growth and development Employee recognition programs Increase shareholder value Luna Innovations Incorporated © 51

I love my job -- to realize potential, at the individual and the company level, in order to create a competitive advantage for Luna through its people. 52 • . Eva Hartmann Luna Innovations Incorporated ©

Luna Innovations Incorporated © 53 Enabling the future with fiber

Senior Vice President - Operations Jackie KlineWhy Luna, why now? Luna Innovations Incorporated © 54

Luna Innovations Incorporated © 55 Operations goal Achieve operational excellence through global, integrated ops footprint to support scalability, standardization and continuous improvement.

Operations has accomplished much in the last 5 years Luna Innovations Incorporated © 56 To scale to planned revenue growth, we will continue transforming to competency-based One Luna To: • Fully-integrated and scalable global operations • Simplified footprint allowing focused investment • Robust capabilities and rigorous quality process system • Continued implantation of platform-based products reducing costs and lead-times • Leveraging capabilities from all locations From • Collection of acquired companies • Quality rigor being installed • Complex footprint with multiple manufacturing locations • Ad-hoc approach to integration

Quality 3 Scalability 1 The “how” – operational tactics to achieve our goal One Luna 4 Continuous improvement 2 Luna Innovations Incorporated © 57

① Scalability: Transform operations from vertical independent divisions to core competency-based functions



Luna in the past
Optasense
Micron Optics
Luna
Lios
General Photonics
Advanced Photonics
Competencies (One Luna)
Purchasing
Material/ Logistics
Quality
Manufacturing
1st shift operations
Continuous improvement
Future **acquisitions**
A
B
C
= faster release of value

Luna Innovations Incorporated © 58

Drive a continuous improvement philosophy across all Luna operations – project driven 2 Bar coding Platforming Automated measuring and testing equipment Footprint optimization Kanban 5S & warehouse 3D printing Luna Innovations Incorporated © 59

Focus on Quality processes • ISO 9001 2015 for all Luna • Install quality rigors – Design & process (DFEMA & PFEMA) – Consistency in processes gauge (R&R) – Implement safe launch to reduce escapes • Empower employees (shut it down) 3 Luna Innovations Incorporated © 60

Strengthen & build upon “One Luna” by utilizing our operational expertise within all locations • Align critical competencies of all manufacturing division and drive standards • Consolidate footprint to improve absorption • Establish succession plans through operations • Leverage purchasing power • Build to inventory plan • Leverage expertise across all locations and competencies to reduce cost and lower risk 4 Luna Innovations Incorporated © 61

Operational tactics align to Luna strategic goals

Luna strategic goals	15%-20% organic growth	M&A	Invest in strategic markets	~ 60% gross margin
Operational tactics	Scalability	Scalability	Scalability	Scalability
	Continuous improvement			Continuous improvement
	Quality		Quality	Quality
	One Luna	One Luna	One Luna	One Luna

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Operations: What does success look like? Luna Innovations Incorporated © 63 ~ 60% gross margin Ship to schedule above 98% Revenue matching booking rates Continuous shareholder value creation Quality - returns less than 1% Safety – zero recordables

You can do anything if you plan for – and execute – it. 64 • . Luna Innovations Incorporated ©

Luna Innovations Incorporated © 65 Enabling the future with fiber

Senior Vice President of Global Sales Salvan FarooquiWhy Luna, why now? Luna Innovations Incorporated © 66

We’ve been preparing sales for this moment • Fine-tuned sales model • Introduced uniform sales tools • Focusing on One Luna operating philosophy • Working in sync with Marketing to support Sales • Foundation in place, but will continue to align sales in response to acquisitions and market opportunities Luna Innovations Incorporated © 67 Reorganized from siloed and non-integrated to focused and integrated

Luna Innovations Incorporated © 68 Sales goal Increase sales 15% - 20% annually by leveraging our ability to provide total solutions to our customers via One Luna.

Current Luna global sales organization Sales professionals focused on product sales • Follows classical instrumentation sales model • Technically capable of positioning products to close • Instruments, Lasers & Modules that include Comms Test & Sensing Team focused on large, field- deployable monitoring solutions • Drives business by strategically aligning with key segments • High customization + services • High potential for recurring revenue for services and system upgrades Two sales teams focused on key core competencies and supporting revenue goals Systems SolutionsProduct Sales Luna Innovations Incorporated © 69

Sales growth strategy for next 3 – 5 years How we get there Retain/grow team and improve effectiveness by cross training Focus on key/strategic account development Grow global distribution channels and VAR network Penetrate and defend key markets via dedicated Business Development team Luna Innovations Incorporated © 70 Marketing strategy will support sales efforts

Sales: What does success look like? Luna Innovations Incorporated © Meet sales targets to double revenue in 4 – 5 years • Cross sell Luna capabilities • Aggressively expand sales funnel through sales and marketing efforts Consistently add and retain sales talent Leverage customer successes to drive incremental sales Increase shareholder value 71

I drive the top line to provide year-over-year growth. 72 • . Salvan Farooqui Luna Innovations Incorporated ©

Luna Innovations Incorporated © 73 Enabling the future with fiber

Chief Financial Officer Gene NestroWhy Luna, why now? Luna Innovations Incorporated © 74

Our financial execution has supported Luna's transformation 75 Sustained organic top-line growth, enhanced by acquisitions Demonstrated ability to prudently manage expenses and drive margin History of accretive acquisitions and value-creating divestitures New, modern systems allow scalability Luna Innovations Incorporated ©

Luna Innovations Incorporated © 76 Our financial priorities will support long-term growth and profitability. Priorities ensure the Finance organization is structured to support continued: • Organic growth • Acquisitions activity, including robust due diligence and integration • Access to capital

Revenue has been driven by strong organic growth, supplemented by efficient M&A $22.0 $49.1 $59.1 $87.5 $112.0 FY18 FY19 FY20 FY21 FY22 FY23E Revenue1 (millions) Luna Innovations Incorporated © 77 2023 guidance: $125M - $130M 1Results exclude Luna Labs 2Constant currency CAGR 43% 2

We have delivered solid AEBITDA, while internally funding many initiatives $1.0 $4.0 $7.9 $7.6 $12.1 FY18 FY19 FY20 FY21 FY22 FY23E Adjusted EBITDA1,2 (millions) Luna Innovations Incorporated © 78 FY23 guidance: $14M to $18M 1Results exclude Luna Labs 2 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix of the Q1 22 presentation found on our website CAGR 75%

Luna will continue to deploy capital prudently All investments over past five years – (business and M&A) – were funded using balance sheet through cash and bank debt Future – will deploy capital to generate long-term sustainable growth – Increasing organic sales – Reinvesting in our business – Identifying inorganic opportunities Balance sheet on March 31, 2023 Total assets $152.1M Cash and cash equivalents $3.6M Working capital $57.3M Total debt outstanding $25.2M Term debt $18.5M Draw on revolver $6.7M Luna Innovations Incorporated © 79

Financial objectives for next 5 years Luna Innovations Incorporated © 80 Revenue growth 15% - 20% Double revenue in 4 – 5 years Gross margin 60% Profitability ~20% AEBITDA = increasing shareholder value

Reaffirming 2023 Guidance Luna Innovations Incorporated © 81 Full-year total revenue $125M to $130M Full-year adjusted EBITDA $14M to $18M Top-line revenue guidance for Q2 $29M to $31M

As a CFO I believe our company’s success is not just measured by our financial performance, but by the impact we have on our stakeholders and the world around us. 82 • . Gene Nestro Luna Innovations Incorporated ©

President & Chief Executive Officer Scott Graeff Luna Innovations Incorporated © 83

Key takeaways from today’s presentation “One Luna” philosophy will drive profitable growth Aligned with macro trends in industries with vast market potential Continue to invest in scalable platforms, processes and people Completed goals set out in last 5-year plan to create a pure-play fiber optics company Provide mission-critical information to our customers to maximize their processes and protect their assets Luna Innovations Incorporated © 84

Luna Innovations Incorporated © 85 Questions

Luna Innovations Incorporated © 86 NASDAQ: Luna